UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2022

Biora Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39334	27-3950390
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4330 La Jolla Village Drive, Suite 300
San Diego, California	92122
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (855) 293-2639

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PROG	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws

On April 22, 2022, Biora Therapeutics, Inc., formerly known as Progenity, Inc., a Delaware corporation (the “Company”), filed a Certificate of Amendment (the “Certificate of Amendment”) to its Eighth Amended Restated Certificate of Incorporation (as amended, the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware to effect a change of the Company’s name from “Progenity, Inc.” to “Biora Therapeutics, Inc.” effective as of April 26, 2022 (the “Name Change”).

The Board of Directors of the Company (the “Board”) approved the Name Change pursuant to Section 242 of the General Corporation Law of the State of Delaware. The Name Change does not affect the rights of the Company’s stockholders and there were no other changes to the Certificate of Incorporation. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference.

In connection with the Name Change, the Board also approved an amendment and restatement of the Company’s Amended and Restated Bylaws (the “Old Bylaws”) to reflect the Name Change (as amended and restated, the “Second Amended and Restated Bylaws”). There were no other changes to the Old Bylaws. A copy of the Second Amended and Restated Bylaws is attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 8.01	Other Events

In connection with the Name Change, the Company expects to change its ticker symbol to “BIOR” from “PROG” in May 2022. The Company expects trading under the new ticker symbol to begin on or about May 10, 2022. The Company’s CUSIP number (74319F107) will not change.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Certificate of Amendment of the Eighth Amended and Restated Certificate of Incorporation of the Company, effective April 26, 2022

3.2	Second Amended & Restated Bylaws of Biora Therapeutics, Inc.

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Biora Therapeutics, Inc.

Date: April 27, 2022	By:	/s/ Eric d’Esparbes
Eric d’Esparbes Chief Financial Officer